EXHIBIT 10.9

FOURTH ADDENDUM TO THE MASTER AGREEMENT

Witnesseth hereby the Fourth Addendum to the Master Agreement entered into by and between:

VIRÚ S.A., identified by Taxpayer Registration (RUC) No. 20373860736, with principal place of business at Carretera Panamericana Norte Km. 521, District and Province of Virú, Department of La Libertad, acting by and through its General Manager, Yoselyn Malamud Kessler, identified by National Identity Document (DNI) No. 09343554, and its Attorney-in-Fact, Oscar Guido Echegaray Rengifo, identified by National Identity Document (DNI) No. 06681107, as per power-of-attorney registered in Electronic Item No. 11009404 of the Registry of Legal Entities in and for Trujillo, hereinafter referred to as “LESSEE,” as party of the first part; and

CAMPOSOL S.A., identified by Taxpayer Registration (RUC) No. 20340584237, with principal place of business at Av. El Derby No. 250, piso 4, Urb. El Derby de Monterrico, District of Surco, Province and Department of Lima, acting by and through Pedro Javier Morales Garcés, identified by National Identity Document (DNI) No. 10310393, and Jorge Martín Quijano Rendón, identified by National Identity Document (DNI) No. 40362315, as per power-of-attorney registered in Electronic Item No. 11009728 of the Registry of Legal Entities of the Lima and Callao Registration Office, hereinafter referred to as “LESSOR,” as party of the second part.

SECTION ONE: RECITALS

1.1

On December 2, 2015, the parties executed a Commercial Agreement, hereinafter referred to as the “Commercial Agreement”. Similarly, on December 17, 2015, the parties entered into the Master Commercial Agreement, hereinafter referred to as the “Agreement,” for the purpose of specifying the agreements reached in the Commercial Agreement in nine (09) annexes.

1.2

On March 6, 2017, the parties executed an addendum to the Agreement whereby they agreed to amend subsections 2.1.4 and 2.1.11 of Section Two, Section Four, Section Five, Section Eleven and the relevant part of Section Twenty of the Agreement, as well as Annexes 2, 3 and 8 thereto.

1.3

On May 15, 2017, the parties executed a Second Addendum to the Agreement whereby they agreed to amend subsection 2.1. of Section Two, subsections 3.1.3 and 3.1.10 of Section Three and Section Four of Annex 8 to the Agreement.

1.4	On March 19, 2018, the parties executed a Third Addendum to the Agreement whereby they agreed to amend Annex 3 to the Agreement.

SECTION TWO: SUBJECT-MATTER

The parties hereby agree to amend Section Five of the AGREEMENT, as well as Annex 2 thereto, which shall read as follows:

“CAMPOSOL’S OBLIGATIONS

SECTION FIVE

CAMPOSOL hereby undertakes to:

(...)

5.2

Lease to VIRÚ its Piura-based plant and all of the piquillo bell pepper processing equipment therein (Nor Agro) for a term of five (5) years, under the terms and conditions established in the relevant agreement attached hereto.

ANNEX 2

PIQUILLO

BELL PEPPER PROCESSING PLANT AND EQUIPMENT LEASE AGREEMENT

(...)

SECTION THREE: TERM

The term of this Lease is five (5) years and fifteen (15) days from the execution of the Lease, i.e. from December 17, 2015 to December 31, 2020. Furthermore, LESSOR grants LESSEE a preferential right to extend the Lease for two (2) additional years, that is, until December 31, 2022. For this purpose, LESSEE shall notify LESSOR in writing no later than June 30, 2020 of its express intention to extend the term.

(...)”

SECTION THREE: RATIFICATION

The parties ratify any and all of the clauses, terms and conditions established in the AGREEMENT and the Annexes thereto and acknowledge that those that have not been amended by this Addendum shall remain in force between them.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum, in Lima, on November 5, 2018.

LESSEE

By: /s/ Yoselyn Malamud Kessler

Name: Yoselyn Malamud Kessler

LESSEE

By: /s/ Oscar Guido Echegaray Rengifo

Name: Oscar Guido Echegaray Rengifo

LESSOR

By: /s/ Pedro Javier Morales Garcés

Name: Pedro Javier Morales Garcés

LESSOR

By: /s/ Jorge Martín Quijano Rendón

Name: Jorge Martín Quijano Rendón

CSOL-2018-00526

APPROVED: LEGAL DEPARTMENT

MJA